Credit Suisse First Boston

ABSC 2005 - HE1

Second Liens

1,412 records

Balance: 87,253,316

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Second Liens

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1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	124	$2,520,989.00	2.89%	637	99.47%	10.749%	99.02%
25,001 - 50,000	481	18,009,856.80	20.64	654	99.68	10.430	97.62
50,001 - 75,000	418	25,816,191.40	29.59	669	99.74	10.208	98.84
75,001 - 100,000	223	19,123,805.91	21.92	668	99.56	10.141	99.48
100,001 - 125,000	93	10,377,916.00	11.89	667	99.69	10.016	99.01
125,001 - 150,000	46	6,379,018.00	7.31	667	99.30	9.960	100.00
150,001 - 175,000	9	1,489,390.00	1.71	664	100.00	9.644	100.00
175,001 - 200,000	16	3,083,530.00	3.53	670	97.24	9.788	100.00
200,001 - 250,000	2	460,000.00	0.53	653	96.03	9.636	100.00
Total:	1,412	$87,260,697.11	100.00%	664	99.54%	10.186%	98.91%

Mimimum Original Balance: 12,800

Maximum Original Balance: 250,000

Average Original Balance: 61,799

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
1 - 25,000	124	$2,520,891.27	2.89%	637	99.47%	10.749%	99.02%	39.23%
25,001 - 50,000	482	18,058,679.77	20.70	654	99.68	10.426	97.35	40.31
50,001 - 75,000	417	25,763,004.60	29.53	669	99.74	10.210	99.04	42.19
75,001 - 100,000	223	19,121,894.71	21.92	668	99.56	10.141	99.48	42.23
100,001 - 125,000	93	10,377,405.69	11.89	667	99.69	10.016	99.01	40.74
125,001 - 150,000	46	6,378,815.14	7.31	667	99.30	9.960	100.00	40.96
150,001 - 175,000	9	1,489,390.00	1.71	664	100.00	9.644	100.00	38.05
175,001 - 200,000	16	3,083,235.18	3.53	670	97.24	9.788	100.00	41.06
200,001 - 250,000	2	460,000.00	0.53	653	96.03	9.636	100.00	48.00
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

Mimimum Remaining Balance: 12,800

Maximum Remaining Balance: 250,000

Average Remaining Balance: 61,794

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 500	1	$36,400.00	0.04%	500	100.00%	11.250%	100.00%	31.00%
501 - 525	1	44,000.00	0.05	514	100.00	8.990	100.00	46.00
526 - 550	4	293,750.02	0.34	543	100.00	10.344	100.00	39.23
551 - 575	10	464,500.22	0.53	563	99.71	11.215	100.00	44.80
576 - 600	144	6,943,717.18	7.96	591	99.76	10.959	100.00	40.63
601 - 625	192	10,629,771.46	12.18	614	99.25	10.594	99.77	41.33
626 - 650	280	16,804,203.46	19.26	639	99.36	10.439	100.00	42.11
651 - 675	317	21,372,821.01	24.50	663	99.58	10.133	99.68	41.04
676 - 700	179	11,564,852.58	13.25	687	99.74	10.006	98.31	41.48
701 - 725	140	9,332,610.89	10.70	713	99.63	9.616	95.92	41.01
726 - 750	71	4,924,248.62	5.64	737	99.57	9.582	99.08	42.06
751 - 775	49	3,370,682.76	3.86	763	99.40	9.586	96.74	41.57
776 - 800	20	1,252,339.40	1.44	785	99.85	9.540	92.85	40.31
801 - 825	4	219,418.76	0.25	804	100.00	9.806	81.58	41.24
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

Minimum FICO: 500

Maximum FICO: 816

WA FICO: 664

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
121 - 180	1,012	$63,436,611.10	72.70%	662	99.39%	10.154%	98.49%	40.75%
181 - 240	158	5,824,359.02	6.68	656	99.93	10.318	100.00	41.54
301 - 360	242	17,992,346.24	20.62	674	99.94	10.257	100.00	43.57
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

Minimum Original Term: 180

Maximum Original Term: 360

WA Original Term: 221

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 180	1,012	$63,436,611.10	72.70%	662	99.39%	10.154%	98.49%	40.75%
181 - 348	158	5,824,359.02	6.68	656	99.93	10.318	100.00	41.54
349 - 360	242	17,992,346.24	20.62	674	99.94	10.257	100.00	43.57
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

Minimum Remaining Term: 174

Maximum Remaining Term: 359

WA Remaining Term: 219

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Single Family	970	$59,059,419.08	67.69%	661	99.55%	10.201%	99.14%	41.13%
PUD - Detached	148	9,914,776.67	11.36	658	99.54	10.211	97.90	41.31
Condominium	146	8,502,267.64	9.74	674	99.73	9.930	99.22	41.43
2-4 Unit	90	6,713,852.21	7.69	689	99.06	10.270	99.26	43.41
PUD - Attached	58	3,063,000.76	3.51	671	99.78	10.362	95.98	41.90
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Primary Residence	1,392	$86,298,236.60	98.91%	664	99.53%	10.191%	100.00%	41.43%
Second Home	20	955,079.76	1.09	721	100.00	9.753	0.00	36.92
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Purchase	1,174	$72,526,892.03	83.12%	668	99.66%	10.159%	98.68%	41.47%
Refinance - Cashout	186	11,575,483.23	13.27	648	98.77	10.284	100.00	41.21
Refinance - Rate/Term	52	3,150,941.10	3.61	637	99.58	10.469	100.00	39.95
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
80.01 - 90.00	21	$1,518,478.84	1.74%	659	88.76%	9.998%	100.00%	37.49%
90.01 - 100.00	1,391	85,734,837.52	98.26	664	99.73	10.190	98.89	41.45
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

Minimum Original Loan-to-Value Ratio: 83.10

Maximum Original Loan-to-Value Ratio: 100.00

Weighted Average Original Loan-to-Value Ratio: 99.54

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10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
California	635	$48,675,094.35	55.79%	668	99.47%	9.953%	99.40%	41.29%
New York	55	4,343,385.45	4.98	678	99.07	10.657	98.60	43.26
New Jersey	52	3,355,716.41	3.85	666	99.21	10.530	100.00	43.37
Texas	74	3,325,226.70	3.81	657	99.91	9.977	93.85	38.45
Arizona	60	2,742,965.67	3.14	641	99.97	10.456	95.33	41.66
Virginia	44	2,529,388.00	2.90	666	99.63	10.577	100.00	43.77
Illinois	50	2,354,303.88	2.70	669	99.92	10.573	100.00	39.20
Maryland	42	2,319,987.41	2.66	648	99.58	10.711	100.00	42.39
Florida	57	2,309,737.69	2.65	662	99.74	10.835	94.18	40.59
Washington	45	2,267,709.59	2.60	670	99.22	10.032	100.00	41.28
Nevada	27	1,756,600.41	2.01	677	100.00	10.189	95.42	39.93
Other	271	11,273,200.80	12.92	650	99.76	10.529	99.50	41.41
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

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11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Full Documentation	601	$33,001,947.13	37.82%	646	99.74%	10.007%	98.98%	41.76%
Streamlined - Stated ( PITI Verified)	448	29,635,212.47	33.96	677	99.53	10.398	98.02	41.63
Stated Documentation	211	13,593,924.46	15.58	693	99.45	10.306	100.00	43.31
Limited Documentation	88	6,609,586.60	7.58	650	98.82	9.924	100.00	36.65
Lite Documentation	42	2,497,903.70	2.86	647	99.46	10.214	98.74	37.97
Full Alternative Documentation	22	1,914,742.00	2.19	631	99.58	10.020	100.00	38.19
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

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12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
7.001 - 7.500	3	$300,800.00	0.34%	733	95.55%	7.275%	100.00%	41.03%
7.501 - 8.000	5	393,200.00	0.45	724	100.00	7.994	100.00	42.06
8.001 - 8.500	60	5,042,294.35	5.78	708	99.39	8.337	97.79	40.10
8.501 - 9.000	93	6,298,389.74	7.22	682	99.90	8.898	97.26	40.32
9.001 - 9.500	131	8,518,131.74	9.76	680	99.39	9.422	99.05	40.03
9.501 - 10.000	324	20,487,969.87	23.48	668	99.50	9.895	98.00	40.88
10.001 - 10.500	265	16,046,884.87	18.39	670	99.42	10.333	99.61	42.09
10.501 - 11.000	333	20,638,009.97	23.65	648	99.74	10.848	99.63	42.80
11.001 - 11.500	76	3,914,659.58	4.49	627	99.51	11.316	100.00	40.99
11.501 - 12.000	63	3,282,148.82	3.76	628	99.50	11.897	100.00	40.26
12.001 - 12.500	21	944,946.66	1.08	615	98.81	12.215	100.00	39.59
12.501 - 13.000	38	1,385,880.76	1.59	633	99.73	12.857	97.08	42.12
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

Minimum Rate: 7.090

Maximum Rate: 13.000

WA Rate: 10.186

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13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 0.000	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

Minimum Maximum Rate: 0.000

Maximum Maximum Rate: 0.000

WA Maximum Rate: 0.000

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14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 0.000	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

Minimum Gross Margin: 0.000

Maximum Gross Margin: 0.000

WA Gross Margin: 0.0000

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15. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0000-00	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

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16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0 - 0	543	$31,651,892.57	36.28%	662	99.30%	10.423%	98.38%	40.63%
7 - 12	51	3,820,574.05	4.38	675	99.36	10.252	98.40	41.67
13 - 24	531	34,601,658.18	39.66	666	99.73	9.947	99.22	41.72
25 - 36	287	17,179,191.56	19.69	661	99.65	10.218	99.34	42.04
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

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17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Balloon (30/15)	982	$61,732,443.05	70.75%	662	99.41%	10.146%	98.45%	40.69%
Fixed - 15 Year	30	1,704,168.05	1.95	683	98.70	10.454	100.00	42.69
Fixed - 20 Year	158	5,824,359.02	6.68	656	99.93	10.318	100.00	41.54
Fixed - 30 Year	242	17,992,346.24	20.62	674	99.94	10.257	100.00	43.57
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

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18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
A	319	$18,543,062.34	21.25%	634	99.26%	10.468%	99.87%	40.72%
AA	969	62,724,329.68	71.89	680	99.60	10.041	98.52	41.64
A-	116	5,613,090.34	6.43	592	99.75	10.867	100.00	40.39
A+	8	372,834.00	0.43	640	100.00	10.396	100.00	46.39
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

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19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
2	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

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20. Debt-to-Income Ratio

Debt-to-Income Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0.01 - 5.00	1	$124,000.00	0.14%	615	100.00%	11.875%	100.00%	4.00%
5.01 - 10.00	3	157,580.00	0.18	621	100.00	11.169	100.00	9.65
10.01 - 15.00	5	475,003.54	0.54	641	96.14	10.221	100.00	13.73
15.01 - 20.00	25	1,490,221.93	1.71	671	100.00	9.826	100.00	18.16
20.01 - 25.00	28	1,296,057.86	1.49	675	99.63	9.960	94.10	22.89
25.01 - 30.00	88	5,182,056.39	5.94	660	99.81	10.230	97.49	28.24
30.01 - 35.00	146	8,511,166.33	9.75	664	99.33	9.976	97.75	33.37
35.01 - 40.00	236	13,755,736.33	15.77	666	99.45	10.124	97.89	37.96
40.01 - 45.00	389	25,658,955.80	29.41	665	99.60	10.166	99.20	43.02
45.01 - 50.00	424	26,800,892.09	30.72	666	99.55	10.300	100.00	48.08
50.01 - 55.00	61	3,547,166.09	4.07	646	99.61	10.306	98.28	52.38
55.01 - 60.00	5	203,480.00	0.23	678	100.00	9.642	100.00	57.03
60.01 - 65.00	1	51,000.00	0.06	590	100.00	11.100	100.00	62.07
Total:	1,412	$87,253,316.36	100.00%	664	99.54%	10.186%	98.91%	41.38%

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Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

Dec 17, 2004 11:16

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.